UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2016

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 31, 2016, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders.  Of the 298,075,741 shares outstanding and entitled to vote at the meeting, including exchangeable shares not held by the Company or its affiliates, 206,865,032 shares were voted, or 69.40% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the eight individuals nominated to be directors, approved on an advisory basis the compensation of the named executive officers as described in the proxy statement (“say on pay”), approved on an advisory basis to have the say on pay vote every three years (“say when on pay”), and ratified the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non-Votes
Robert R. McEwen	135,985,987	276,417	70,575,145
Allen V. Ambrose	134,181,850	2,080,554	70,575,145
Michele L. Ashby	135,687,564	574,840	70,575,145
Leanne M. Baker	135,775,333	487,071	70,575,145
Richard W. Brissenden	135,765,115	497,289	70,575,145
Gregory P. Fauquier	135,730,664	531,740	70,575,145
Donald R.M. Quick	135,685,264	577,140	70,575,145
Michael L. Stein	135,748,415	513,989	70,575,145

Election results for the say on pay vote are as follows:

For	Against	Abstain	Broker Non-Votes
133,080,305	1,813,027	1,377,089	70,575,145

Election results for the say when on pay vote are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
34,841,714	972,048	98,919,460	1,537,199	70,575,145

Election results for the ratification of the appointment of E&Y as the independent registered public accounting firm for the year ending December 31, 2016 are as follows:

For	Against	Abstain	Broker Non-Votes
205,903,464	364,003	578,099	0

Item 7.01	Regulation FD Disclosure.

On June 3, 2016, the Company issued a press release announcing results of its annual meeting. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

	99.1	Press release dated June 3, 2016.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: June 3, 2016	By:	/s/ Carmen Diges
Carmen Diges General Counsel

Exhibit Index

The following is a list of the exhibit furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated June 3, 2016.